EXHIBIT 99.1

***FOR IMMEDIATE RELEASE***

For: ZIONS BANCORPORATION	Contact: Clark Hinckley
One South Main, Suite 1134	Tel: (801) 524-4787
Salt Lake City, Utah	January 24, 2006
Harris H. Simmons
Chairman/Chief Executive Officer

ZIONS BANCORPORATION REPORTS EARNINGS OF

$1.32 PER DILUTED SHARE FOR FOURTH QUARTER 2005

SALT LAKE CITY, January 24, 2006 – Zions Bancorporation (Nasdaq: ZION) (“Zions” or “the Company”) today reported fourth-quarter net income of $128.1 million, or $1.32 per diluted share. Net income and earnings per diluted share increased 22.0% and 14.8% over the $105.0 million, or $1.15 per diluted share reported for the fourth quarter of 2004. The return on average common equity was 14.82% in the fourth quarter of 2005 compared to 15.13% for the same period in 2004. The Company’s acquisition of Amegy Bancorporation, Inc. (“Amegy”) closed on December 3, 2005; results of operations for the fourth quarter and year 2005 include one month of results from Amegy. The fourth quarter of 2005 also includes after-tax merger-related expenses of $1.9 million related to the Amegy purchase, after-tax charges of $1.8 million for a restructuring of the Company’s trading operations and a related goodwill impairment loss, and an after-tax impairment loss of $1.5 million on capitalized management software used at Zions.

Net income for 2005 was a record $480.1 million, or $5.16 per diluted share. Net income and earnings per diluted share increased 18.3% and 15.4% over the $406.0 million, or $4.47 per diluted share reported for 2004. The return on average common equity for 2005 was 15.86%, compared to 15.27% for 2004.

“We are pleased to report record earnings for the quarter and the year, fueled by continued strong loan and deposit growth,” said Harris Simmons, chairman and chief executive officer.

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ZIONS BANCORPORATION

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January 24, 2006

“We completed the acquisition of Amegy Bancorporation in December and we extend a warm welcome to the outstanding employees and customers of Amegy.”

Strong Loan and Deposit Growth

On-balance-sheet net loans and leases at December 31, 2005 were $30.1 billion. Excluding $5.4 billion of Amegy loans at December 31, 2005, net loans and leases increased at an annualized rate of 13.5% from $23.9 billion at September 30, 2005. Excluding Amegy loans at December 31, 2005, net loans and leases increased 9.3% from the $22.6 billion outstanding at December 31, 2004. Zions experienced strong loan growth during the fourth quarter in commercial and commercial real estate loan categories; this growth was diversified geographically.

Total deposits for the fourth quarter of 2005 increased to $32.6 billion. Excluding $6.9 billion of Amegy deposits at December 31, 2005, total deposits increased at an annualized rate of 5.3% during the fourth quarter and 10.5% from December 31, 2004. Excluding Amegy core deposits at December 31, 2005, core deposits increased 5.0% annualized for the quarter and 8.2% year over year.

Amegy continued to experience strong loan and deposit growth during the quarter. (Additional financial information regarding Amegy may be found on page 12.)

Net Interest Income

Taxable-equivalent net interest income for the fourth quarter of 2005 was $380.3 million, an increase of 20.9% compared to $314.6 million for the fourth quarter of 2004. The increase reflects the previously discussed loan and deposit growth, the acquisition of Amegy and an improved net interest margin. For the fourth quarter of 2005, the net interest margin was 4.62%, compared to 4.59% for the third quarter of 2005 and 4.43% for the fourth quarter of 2004.

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ZIONS BANCORPORATION

Press Release – Page 3

January 24, 2006

Noninterest Income

For the fourth quarter of 2005, noninterest income increased 6.1% to $118.0 million compared with $111.2 million for the third quarter of 2005, and 19.3% compared with $98.9 million for the fourth quarter of 2004. The increases in total and individual categories of noninterest income for the fourth quarter of 2005 compared to the third quarter of 2005 were mainly due to the Amegy acquisition.

Significant changes in other noninterest income categories for the fourth quarter compared to the third quarter of 2005 not resulting from the Amegy acquisition are as follows. Deposit service charges decreased $1.3 million from the third quarter of 2005, excluding Amegy service charges of $3.4 million. The decrease was primarily a result of higher earnings credit rates on commercial transaction accounts as market interest rates rose. Excluding $0.6 million of trading income at Amegy, market making, trading and nonhedge derivative income declined $3.3 million from the third quarter of 2005. The decrease included a $0.9 million decline in trading income and a $2.4 million decrease in nonhedge derivative income, mainly due to decreases in fair values of the derivatives. During the quarter, Zions closed its London trading office and substantially reduced the size of its trading assets in response to continued narrow margins in its odd-lot electronic bond trading business.

Noninterest Expense

Noninterest expense for the fourth quarter of 2005 was $284.2 million compared to $248.5 million for the third quarter of 2005, and $238.2 million for the fourth quarter of 2004. The fourth quarter of 2005 includes $21.8 million of Amegy nonmerger expenses, merger related expense of $3.1 million, an impairment loss of $2.5 million on capitalized management software used at Zions, and restructuring charges of $2.4 million related to trading operations. Increases in other individual categories of noninterest expense for the fourth quarter of 2005 compared to the third quarter of 2005 are primarily due to the acquisition of Amegy.

The efficiency ratio for the fourth quarter of 2005 was 57.0% compared to 54.4% for the third quarter of 2005 and 57.6% for the fourth quarter of 2004. This deterioration in the efficiency ratio reflects higher

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ZIONS BANCORPORATION

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January 24, 2006

cash noninterest expenses and amortization of intangibles, both related to the acquisition of Amegy. For the year 2005, the efficiency ratio was 55.7%, down significantly from 57.2% for 2004.

Asset Quality

The ratio of nonperforming assets to net loans and leases and other real estate owned improved to 0.30% at December 31, 2005, compared to 0.35% at September 30, 2005 and 0.37% at December 31, 2004.

Net loan and lease charge-offs were $8.2 million or 0.13% of average loans on an annualized basis for the fourth quarter of 2005. This compares with $6.3 million or 0.10%, annualized for the third quarter of 2005 and $11.5 million or 0.21%, annualized for the fourth quarter of 2004. For the year 2005 net loan and lease charge-offs were $25.0 million or 0.10% of average loans compared to $39.4 million or 0.19% for 2004.

At December 31, 2005, the allowance for loan losses as a percentage of net loans and leases was 1.12%, a decrease from 1.20% at both September 30, 2005 and December 31, 2004. The decrease was mainly the result of the Amegy acquisition. Amegy’s allowance for loan losses as a percentage of net loans and leases was 0.92% at December 31, 2005. The allowance for loan losses at December 31, 2005 was 489.7% of nonperforming loans. The combined allowances for credit losses (allowance for loan losses plus the allowance for unfunded lending commitments) of $356.5 million were 1.18% of net loans and leases at year-end 2005.

The combined provisions for loan losses and unfunded lending commitments for the fourth quarter of 2005 were $10.4 million compared to $12.5 million during the third quarter of 2005 and $13.8 million for the fourth quarter of 2004. The combined provisions for the year 2005 were $46.4 million compared to $44.5 million for 2004.

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ZIONS BANCORPORATION

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January 24, 2006

Capital Management

In July 2005 Zions announced that it had suspended the repurchase of shares of its common stock in conjunction with its pending acquisition of Amegy. For the year ended December 31, 2005, the Company repurchased under its approved repurchase program 1,159,522 shares at an average per share price of $69.64 for a total of $80.7 million.

The Company’s tangible common equity ratio was 5.29% at December 31, 2005, compared to 7.06% at September 30, 2005 and 6.80% at December 31, 2004. The decrease in this ratio is mainly due to the acquisition of Amegy and the related financing. The Company anticipates that its common stock buyback program will remain suspended until the Company achieves a tangible common equity ratio of at least 6.25%.

Weighted average common and common-equivalent shares outstanding for the fourth quarter of 2005 were 96,963,446 compared to 91,605,279 for the third quarter of 2005 and 91,342,328 for the fourth quarter of 2004. Common shares outstanding at December 31, 2005 were 105,147,562 compared to 90,067,016 shares at September 30, 2005 and 89,829,947 shares at December 31, 2004. Common and common-equivalent shares at December 31, 2005 were 107,248,445 shares. The increases in weighted average common and common-equivalent shares and outstanding common shares during the fourth quarter of 2005 resulted mainly from the issuance of 14,351,115 common shares in the Amegy acquisition.

Other

During the quarter the Company capitalized and opened The Commerce Bank of Oregon in Portland, Oregon, under the leadership of new CEO Michael Paul. The Commerce Bank of Oregon had a de minimus impact on the Company’s balance sheet and income statement for the quarter and year ending December 31, 2005.

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ZIONS BANCORPORATION

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January 24, 2006

Conference Call

Zions will host a conference call to discuss these fourth quarter results at 5:30 p.m. ET this afternoon (January 24, 2006). Media representatives, analysts and the public are invited to listen to this discussion by calling 1-866-800-8652 and entering the passcode (92816693), or via on-demand webcast. A link to the webcast will be available on the Zions Bancorporation Web site at www.zionsbancorporation.com. A replay of the call will be available from approximately 7:30 p.m. ET on Tuesday, January 24 through midnight ET on Tuesday, January 31, by dialing 1-888-286-8010 and entering the passcode (77876944). The webcast of the conference call will also be archived and available for 30 days.

About Zions Bancorporation

Zions Bancorporation is one of the nation’s premier financial services companies, consisting of a collection of great banks in select high growth markets. Zions operates its banking businesses under local management teams and community identities through approximately 470 offices and 600 ATMs in ten states: Arizona, California, Colorado, Idaho, Nevada, New Mexico, Oregon, Texas, Utah and Washington. The Company is a national leader in Small Business Administration lending and public finance advisory services. In addition, Zions is included in the S&P 500 and NASDAQ Financial 100 indices. Investor information and links to subsidiary banks can be accessed at www.zionsbancorporation.com.

Forward-Looking Information

Statements in this news release that are based on other than historical data are forward-looking, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations or forecasts of future events. These forward-looking statements are not guarantees of future performance, nor should they be relied upon as representing management’s views as of any subsequent date. Forward-looking statements involve significant risks and uncertainties and actual results may differ materially from those presented, either expressed or implied, in this news release. Factors that might cause such differences include, but are not limited to: the Company’s ability

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ZIONS BANCORPORATION

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January 24, 2006

to successfully execute its business plans and achieve its objectives; changes in general economic and financial market conditions, either nationally or locally in areas in which the Company conducts its operations; changes in interest rates; continuing consolidation in the financial services industry; new litigation or changes in existing litigation; increased competitive challenges and expanding product and pricing pressures among financial institutions; legislation or regulatory changes which adversely affect the Company’s operations or business; and changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies.

In addition, the following factors relating to the Company’s acquisition of Amegy, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the combination of the businesses of Zions Bancorporation and Amegy Bancorporation, Inc. may take longer, be more difficult, time consuming or costly to accomplish than expected; (2) the expected growth opportunities and cost savings from the merger may not be fully realized or may take longer to realize than expected; and (3) operating costs, customer losses and business disruption resulting from the merger, including adverse effects on relationships with employees, may be greater than expected.

Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the 2004 Annual Reports on Form 10-K of Zions Bancorporation and Amegy Bancorporation, Inc. filed with the Securities and Exchange Commission (“SEC”) and available at the SEC’s Internet site (http://www.sec.gov).

The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 8

FINANCIAL HIGHLIGHTS

(Unaudited)

	Three Months Ended December 31,			Years Ended December 31,
(In thousands, except per share and ratio data)	2005	2004	% Change	2005	2004	% Change
EARNINGS
Taxable-equivalent net interest income	$380,316	$314,558	20.90%	$1,382,350	$1,182,077	16.94%
Taxable-equivalent revenue	498,362	413,505	20.52%	1,821,193	1,613,618	12.86%
Net interest income	374,819	309,384	21.15%	1,361,350	1,160,818	17.28%
Noninterest income	118,046	98,947	19.30%	438,843	431,541	1.69%
Provision for loan losses	10,116	13,159	(23.12)%	43,023	44,067	(2.37)%
Noninterest expense	284,208	238,172	19.33%	1,014,681	923,299	9.90%
Impairment loss on goodwill	602	–	–	602	602	–
Income before income taxes and minority interest	197,939	157,000	26.08%	741,887	624,391	18.82%
Income taxes	69,139	52,641	31.34%	263,418	220,126	19.67%
Minority interest	693	(622)	(211.41)%	(1,652)	(1,722)	(4.07)%
Net income	128,107	104,981	22.03%	480,121	405,987	18.26%

PER COMMON SHARE
Net income (diluted)	1.32	1.15	14.78%	5.16	4.47	15.44%
Dividends	0.36	0.32	12.50%	1.44	1.26	14.29%
Book value				40.30	31.06	29.75%

SELECTED RATIOS
Return on average assets	1.38%	1.33%		1.43%	1.31%
Return on average common equity	14.82%	15.13%		15.86%	15.27%
Efficiency ratio	57.03%	57.60%		55.72%	57.22%
Net interest margin	4.62%	4.43%		4.58%	4.27%

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ZIONS BANCORPORATION AND SUBSIDIARIES

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FINANCIAL HIGHLIGHTS (Continued)

(Unaudited)

	Three Months Ended December 31,			Years Ended December 31,
(In thousands, except share and ratio data)	2005	2004	% Change	2005	2004	% Change
AVERAGE BALANCES
Total assets	$ 36,780,719	$ 31,501,478	16.76%	$ 33,602,704	$ 30,936,148	8.62%
Securities	5,352,093	5,255,624	1.84%	5,157,334	5,200,306	(0.83)%
Net loans and leases	25,982,873	21,866,761	18.82%	24,008,629	21,046,372	14.07%
Goodwill	1,060,381	642,646	65.00%	746,072	647,965	15.14%
Core deposit and other intangibles	101,593	58,956	72.32%	65,969	64,695	1.97%
Total deposits	27,605,309	23,144,944	19.27%	24,867,920	22,104,368	12.50%
Core deposits (1)	25,467,323	21,871,018	16.44%	23,155,428	20,860,478	11.00%
Minority interest	27,079	23,176	16.84%	25,726	22,637	13.65%
Shareholders’ equity	3,428,605	2,760,077	24.22%	3,027,375	2,658,983	13.85%

Weighted average common and common-equivalent shares outstanding	96,963,446	91,342,328	6.15%	92,993,915	90,881,570	2.32%

AT PERIOD END
Total assets				$ 42,771,336	$ 31,469,834	35.91%
Securities				6,049,443	5,121,215	18.13%
Net loans and leases				30,126,936	22,627,121	33.15%
Sold loans being serviced (2)				3,382,603	3,065,909	10.33%
Allowance for loan losses				338,399	271,117	24.82%
Allowance for unfunded lending commitments				18,120	12,682	42.88%
Goodwill				1,887,588	642,645	193.72%
Core deposit and other intangibles				199,166	55,440	259.25%
Total deposits				32,642,408	23,292,261	40.14%
Core deposits (1)				30,105,312	21,998,152	36.85%
Minority interest				27,551	23,359	17.95%
Shareholders’ equity				4,237,264	2,789,979	51.87%

Common shares outstanding				105,147,562	89,829,947	17.05%

Average equity to average assets	9.32%	8.76%		9.01%	8.60%
Common dividend payout	25.50%	27.48%		27.14%	28.23%
Tangible common equity ratio				5.29%	6.80%
Nonperforming assets				89,063	84,286	5.67%
Accruing loans past due 90 days or more				17,153	16,375	4.75%
Nonperforming assets to net loans and leases and other real estate owned at period end				0.30%	0.37%

(1)	Amount consists of total deposits excluding time deposits $100,000 and over.
(2)	Amount represents the outstanding balance of loans sold and being serviced by the Company, excluding conforming first mortgage residential real estate loans.

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FINANCIAL HIGHLIGHTS (Continued)

(Unaudited)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands, except per share and ratio data)	2005				2004
EARNINGS
Taxable-equivalent net interest income	$380,316	$345,826	$336,088	$ 320,120	$314,558
Taxable-equivalent revenue	498,362	457,075	442,640	423,116	413,505
Net interest income	374,819	340,652	330,928	314,951	309,384
Noninterest income	118,046	111,249	106,552	102,996	98,947
Provision for loan losses	10,116	12,107	11,417	9,383	13,159
Noninterest expense	284,208	248,472	242,666	239,335	238,172
Impairment loss on goodwill	602	–	–	–	–
Income before income taxes and minority interest	197,939	191,322	183,397	169,229	157,000
Income taxes	69,139	68,200	66,330	59,749	52,641
Minority interest	693	152	(1,743)	(754)	(622)
Net income	128,107	122,970	118,810	110,234	104,981

PER COMMON SHARE
Net income (diluted)	1.32	1.34	1.30	1.20	1.15
Dividends	0.36	0.36	0.36	0.36	0.32
Book value	40.30	33.30	32.62	31.39	31.06

SELECTED RATIOS
Return on average assets	1.38%	1.47%	1.47%	1.40%	1.33%
Return on average common equity	14.82%	16.41%	16.56%	15.83%	15.13%
Efficiency ratio	57.03%	54.36%	54.82%	56.56%	57.60%
Net interest margin	4.62%	4.59%	4.60%	4.53%	4.43%

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FINANCIAL HIGHLIGHTS (Continued)

(Unaudited)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands, except share and ratio data)	2005				2004
AVERAGE BALANCES
Total assets	$36,780,719	$33,218,477	$32,510,692	$31,850,979	$31,501,478
Securities	5,352,093	4,993,735	5,091,552	5,191,995	5,255,624
Net loans and leases	25,982,873	24,009,024	23,330,670	22,675,601	21,866,761
Goodwill	1,060,381	638,957	638,932	642,604	642,646
Core deposit and other intangibles	101,593	52,276	53,011	56,653	58,956
Total deposits	27,605,309	24,807,387	23,787,985	23,223,512	23,144,944
Core deposits (1)	25,467,323	23,029,389	22,248,291	21,838,213	21,871,018
Minority interest	27,079	26,220	24,726	24,849	23,176
Shareholders’ equity	3,428,605	2,972,615	2,877,374	2,824,874	2,760,077

Weighted average common and common-equivalent shares outstanding	96,963,446	91,605,279	91,610,296	91,493,962	91,342,328

AT PERIOD END
Total assets	$42,771,336	$33,422,701	$32,875,294	$31,883,486	$31,469,834
Securities	6,049,443	4,992,339	4,904,799	4,940,487	5,121,215
Net loans and leases	30,126,936	23,930,017	23,821,563	22,967,269	22,627,121
Sold loans being serviced (2)	3,382,603	3,561,818	2,910,182	2,995,630	3,065,909
Allowance for loan losses	338,399	287,237	281,428	273,906	271,117
Allowance for unfunded lending commitments	18,120	15,830	15,395	14,353	12,682
Goodwill	1,887,588	639,120	638,933	638,933	642,645
Core deposit and other intangibles	199,166	47,670	51,397	52,007	55,440
Total deposits	32,642,408	25,399,741	24,398,535	23,879,088	23,292,261
Core deposits (1)	30,105,312	23,507,531	22,840,557	22,421,174	21,998,152
Minority interest	27,551	26,719	24,665	26,338	23,359
Shareholders’ equity	4,237,264	2,999,173	2,937,908	2,821,766	2,789,979

Common shares outstanding	105,147,562	90,067,016	90,062,646	89,891,146	89,829,947

Average equity to average assets	9.32%	8.95%	8.85%	8.87%	8.76%
Common dividend payout	25.50%	26.47%	27.37%	29.55%	27.48%
Tangible common equity ratio	5.29%	7.06%	6.98%	6.83%	6.80%
Nonperforming assets	89,063	83,101	73,680	76,089	84,286
Accruing loans past due 90 days or more	17,153	15,836	13,183	20,160	16,375
Nonperforming assets to net loans and leases and other real estate owned at period end	0.30%	0.35%	0.31%	0.33%	0.37%

(1)	Amount consists of total deposits excluding time deposits $100,000 and over.
(2)	Amount represents the outstanding balance of loans sold and being serviced by the Company, excluding conforming first mortgage residential real estate loans.

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ZIONS BANCORPORATION AND SUBSIDIARIES

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IMPACT OF AMEGY ACQUISITION ON SELECTED

BALANCE SHEET AND INCOME STATEMENT ITEMS

	Zions without Amegy				Amegy	Zions and Amegy
(In thousands)	September 30, 2005	December 31, 2005	Increase (Decrease)	% Change	December 31, 2005	December 31, 2005
BALANCE SHEET
Cash and due from banks	$1,109,202	$1,257,336	$148,134	13.36%	$449,254	$1,706,590
Investment securities	4,992,339	4,886,863	(105,476)	(2.11)%	1,162,580	6,049,443
Gross loans	24,036,938	24,848,049	811,111	3.37%	5,404,209	30,252,258
Allowance for loan losses	287,237	288,988	1,751	0.61%	49,411	338,399
Loans and leases, net of allowance	23,642,780	24,448,483	805,703	3.41%	5,340,054	29,788,537
Goodwill	639,120	639,518	398	0.06%	1,248,070	1,887,588
Core deposit and other intangibles	47,670	43,749	(3,921)	(8.23)%	155,417	199,166
Deposits
Noninterest-bearing demand	7,725,179	7,808,396	83,217	1.08%	2,122,937	9,931,333
Savings and money market	13,442,012	13,656,878	214,866	1.60%	2,398,876	16,055,754
Time	3,446,274	3,478,882	32,608	0.95%	997,003	4,475,885
Foreign	786,276	793,242	6,966	0.89%	1,386,194	2,179,436
Total deposits	25,399,741	25,737,398	337,657	1.33%	6,905,010	32,642,408

OTHER
Nonperforming assets	83,101	71,820	(11,281)	(13.58)%	17,243	89,063
Accruing loans past due 90 days or more	15,836	12,111	(3,725)	(23.52)%	5,042	17,153

	Zions without Amegy				Amegy	Zions and Amegy
	Three Months Ended				Month Ended December 31, 2005	Three Months Ended December 31, 2005
	September 30, 2005	December 31, 2005	Increase (Decrease)	% Change
INCOME STATEMENT
Net interest income	$340,652	$349,361	$8,709	2.56%	$25,458	$374,819
Noninterest income	111,249	109,053	(2,196)	(1.97)%	8,993	118,046
Noninterest expense	248,472	260,471	11,999	4.83%	23,737	284,208

OTHER
Net interest margin	4.59%	4.67%			4.44%	4.62%
Net interest margin – full year		4.60%				4.58%

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CONSOLIDATED BALANCE SHEETS

(In thousands, except share amounts)	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
ASSETS
Cash and due from banks	$1,706,590	$1,109,202	$1,232,527	$1,085,482	$850,998
Money market investments:
Interest-bearing deposits	22,179	13,350	11,004	16,821	1,251
Federal funds sold	414,281	460,167	52,327	35,070	130,086
Security resell agreements	230,282	528,763	537,327	548,173	461,750
Investment securities:
Held to maturity, at cost (approximate market value $646,678, $641,264, $649,808, $629,684 and $641,783)	649,791	642,687	649,888	635,774	641,659
Available for sale, at market	5,298,090	3,997,593	3,972,829	4,001,244	4,189,486
Trading account, at market (includes $43,444, $141,535, $102,916, $114,302 and $163,248 transferred as collateral under repurchase agreements)	101,562	352,059	282,082	303,469	290,070

	6,049,443	4,992,339	4,904,799	4,940,487	5,121,215
Loans:
Loans held for sale	256,236	213,223	207,123	196,994	196,736
Loans and leases	29,996,022	23,823,715	23,718,150	22,872,786	22,535,344

	30,252,258	24,036,938	23,925,273	23,069,780	22,732,080
Less:
Unearned income and fees, net of related costs	125,322	106,921	103,710	102,511	104,959
Allowance for loan losses	338,399	287,237	281,428	273,906	271,117

Loans and leases, net of allowance	29,788,537	23,642,780	23,540,135	22,693,363	22,356,004

Other noninterest-bearing investments	938,515	708,368	698,968	690,922	665,198
Premises and equipment, net	564,745	410,800	409,488	407,262	409,210
Goodwill	1,887,588	639,120	638,933	638,933	642,645
Core deposit and other intangibles	199,166	47,670	51,397	52,007	55,440
Other real estate owned	19,966	15,176	11,070	10,266	11,877
Other assets	950,044	854,966	787,319	764,700	764,160

	$42,771,336	$33,422,701	$32,875,294	$31,883,486	$31,469,834

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Noninterest-bearing demand	$9,931,333	$7,725,179	$7,577,450	$7,189,420	$6,821,528
Interest-bearing:
Savings and money market	16,055,754	13,442,012	13,195,200	13,312,525	13,349,347
Time under $100,000	1,938,789	1,554,064	1,468,017	1,422,582	1,387,784
Time $100,000 and over	2,537,096	1,892,210	1,557,978	1,457,914	1,294,109
Foreign	2,179,436	786,276	599,890	496,647	439,493

	32,642,408	25,399,741	24,398,535	23,879,088	23,292,261

Securities sold, not yet purchased	64,654	331,891	291,353	297,591	309,893
Federal funds purchased	1,255,662	1,262,646	1,593,010	1,314,927	1,841,092
Security repurchase agreements	1,027,658	756,631	755,676	714,154	683,984
Other liabilities	584,296	571,583	544,691	624,593	429,129
Commercial paper	167,188	149,089	75,393	142,190	165,447
Federal Home Loan Bank advances and other borrowings:
One year or less	18,801	13,063	314,643	161,270	15,949
Over one year	234,488	226,482	227,039	227,595	228,152
Long-term debt	2,511,366	1,685,683	1,712,381	1,673,974	1,690,589

Total liabilities	38,506,521	30,396,809	29,912,721	29,035,382	28,656,496

Minority interest	27,551	26,719	24,665	26,338	23,359

Shareholders’ equity:
Capital stock:
Preferred stock, without par value; authorized 3,000,000 shares; issued and outstanding, none	–	–	–	–	–
Common stock, without par value; authorized 350,000,000 shares; issued and outstanding 105,147,562, 90,067,016, 90,062,646, 89,891,146 and 89,829,947 shares	2,156,732	971,002	961,510	969,739	972,065
Retained earnings	2,179,885	2,084,439	1,994,015	1,907,727	1,830,064
Accumulated other comprehensive loss	(83,043)	(52,088)	(12,905)	(50,724)	(7,932)
Deferred compensation	(16,310)	(4,180)	(4,712)	(4,976)	(4,218)

Total shareholders’ equity	4,237,264	2,999,173	2,937,908	2,821,766	2,789,979

	$42,771,336	$33,422,701	$32,875,294	$31,883,486	$31,469,834

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 14

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Three Months Ended
(In thousands, except per share amounts)	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004
Interest income:
Interest and fees on loans	$458,429	$406,319	$380,233	$350,935	$333,088
Interest on loans held for sale	3,131	2,462	2,618	1,603	1,443
Lease financing	4,010	3,980	4,023	4,066	4,187
Interest on money market investments	13,280	7,723	6,041	4,638	4,826
Interest on securities:
Held to maturity – taxable	1,866	1,827	1,833	1,805	1,743
Held to maturity – nontaxable	5,948	6,066	6,008	5,983	5,972
Available for sale – taxable	56,267	49,339	49,102	46,920	45,799
Available for sale – nontaxable	1,433	808	834	856	865
Trading account	4,038	4,753	5,044	6,035	6,388

Total interest income	548,402	483,277	455,736	422,841	404,311

Interest expense:
Interest on savings and money market deposits	71,093	59,539	49,236	40,736	35,201
Interest on time and foreign deposits	43,740	31,536	24,557	19,887	17,352
Interest on borrowed funds	58,750	51,550	51,015	47,267	42,374

Total interest expense	173,583	142,625	124,808	107,890	94,927

Net interest income	374,819	340,652	330,928	314,951	309,384
Provision for loan losses	10,116	12,107	11,417	9,383	13,159

Net interest income after provision for loan losses	364,703	328,545	319,511	305,568	296,225

Noninterest income:
Service charges and fees on deposit accounts	34,375	32,233	31,406	30,782	32,023
Loan sales and servicing income	21,315	21,649	16,790	18,068	18,577
Other service charges, commissions and fees	33,178	28,983	28,205	26,715	25,931
Trust and investment management income	4,284	3,817	4,531	3,405	4,387
Income from securities conduit	8,977	8,553	8,617	8,819	8,503
Dividends and other investment income	7,642	6,954	7,436	8,008	8,015
Market making, trading and nonhedge derivative income	1,352	4,069	6,509	3,784	2,915
Equity securities gains (losses), net	1,764	1,089	(2,778)	(1,387)	(4,709)
Fixed income securities gains (losses), net	423	276	(1,187)	1,333	66
Other	4,736	3,626	7,023	3,469	3,239

Total noninterest income	118,046	111,249	106,552	102,996	98,947

Noninterest expense:
Salaries and employee benefits	154,942	142,590	138,244	138,126	138,062
Occupancy, net	21,388	19,048	18,504	18,453	18,511
Furniture and equipment	19,032	16,979	16,260	15,919	16,453
Legal and professional services	10,012	8,575	7,967	8,250	8,715
Postage and supplies	7,043	6,510	6,798	6,488	6,432
Advertising	6,061	5,875	5,335	4,093	4,930
Impairment losses on long-lived assets	2,500	–	–	633	–
Restructuring charges	2,351	–	–	92	632
Merger related expense	3,103	207	–	–	–
Amortization of core deposit and other intangibles	6,092	3,684	3,696	3,433	3,443
Provision for unfunded lending commitments	277	435	1,042	1,671	652
Other	51,407	44,569	44,820	42,177	40,342

Total noninterest expense	284,208	248,472	242,666	239,335	238,172

Impairment loss on goodwill	602	–	–	–	–

Income before income taxes and minority interest	197,939	191,322	183,397	169,229	157,000
Income taxes	69,139	68,200	66,330	59,749	52,641
Minority interest	693	152	(1,743)	(754)	(622)

Net income	$128,107	$122,970	$118,810	$110,234	$104,981

Weighted average shares outstanding during the period:
Basic shares	95,002	89,980	89,846	89,877	89,721
Diluted shares	96,963	91,605	91,610	91,494	91,342

Net income per common share:
Basic	$1.35	$1.37	$1.32	$1.23	$1.17
Diluted	1.32	1.34	1.30	1.20	1.15

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 15

CONSOLIDATED STATEMENTS OF INCOME (Continued)

(Unaudited)

	Years Ended December 31,
(In thousands, except per share amounts)	2005	2004
Interest income:
Interest and fees on loans	$1,595,916	$1,229,721
Interest on loans held for sale	9,814	5,038
Lease financing	16,079	16,839
Interest on money market investments	31,682	16,355
Interest on securities:
Held to maturity – taxable	7,331	5,467
Held to maturity – nontaxable	24,005	18,742
Available for sale – taxable	201,628	160,621
Available for sale – nontaxable	3,931	9,062
Trading account	19,870	29,615

Total interest income	1,910,256	1,491,460

Interest expense:
Interest on savings and money market deposits	220,604	121,189
Interest on time and foreign deposits	119,720	61,177
Interest on borrowed funds	208,582	148,276

Total interest expense	548,906	330,642

Net interest income	1,361,350	1,160,818
Provision for loan losses	43,023	44,067

Net interest income after provision for loan losses	1,318,327	1,116,751

Noninterest income:
Service charges and fees on deposit accounts	128,796	131,683
Loan sales and servicing income	77,822	79,081
Other service charges, commissions and fees	117,081	104,606
Trust and investment management income	16,037	16,977
Income from securities conduit	34,966	35,185
Dividends and other investment income	30,040	31,812
Market making, trading and nonhedge derivative income	15,714	17,565
Equity securities losses, net	(1,312)	(9,765)
Fixed income securities gains, net	845	2,510
Other	18,854	21,887

Total noninterest income	438,843	431,541

Noninterest expense:
Salaries and employee benefits	573,902	531,303
Occupancy, net	77,393	73,716
Furniture and equipment	68,190	65,781
Legal and professional services	34,804	32,390
Postage and supplies	26,839	25,679
Advertising	21,364	19,747
Impairment losses on long-lived assets	3,133	712
Restructuring charges	2,443	1,068
Merger related expense	3,310	–
Amortization of core deposit and other intangibles	16,905	14,129
Provision for unfunded lending commitments	3,425	467
Other	182,973	158,307

Total noninterest expense	1,014,681	923,299

Impairment loss on goodwill	602	602

Income before income taxes and minority interest	741,887	624,391
Income taxes	263,418	220,126
Minority interest	(1,652)	(1,722)

Net income	$480,121	$405,987

Weighted average shares outstanding during the period:
Basic shares	91,187	89,663
Diluted shares	92,994	90,882

Net income per common share:
Basic	$5.27	$4.53
Diluted	5.16	4.47

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 16

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY AND COMPREHENSIVE INCOME

(Unaudited)

(In thousands)	Common Stock	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Deferred Compensation	Total Shareholders’ Equity
Balance, December 31, 2004	$972,065	$1,830,064	$(7,932)	$(4,218)	$2,789,979
Comprehensive income:
Net income		480,121			480,121
Other comprehensive loss, net of tax:
Net realized and unrealized holding losses on investments and retained interests			(28,380)
Foreign currency translation			(1,507)
Reclassification for net realized gains on investments recorded in operations			(659)
Net unrealized losses on derivative instruments			(40,771)
Minimum pension liability			(3,794)

Other comprehensive loss			(75,111)		(75,111)

Total comprehensive income					405,010
Stock redeemed and retired	(82,211)				(82,211)
Restricted stock issued and net stock options exercised	113,290				113,290
Common and restricted stock issued and stock options assumed in acquisition	1,153,588			(3,906)	1,149,682
Cash dividends – common, $1.44 per share		(130,300)			(130,300)
Change in deferred compensation				(8,186)	(8,186)

Balance, December 31, 2005	$2,156,732	$2,179,885	$(83,043)	$(16,310)	$4,237,264

Balance, December 31, 2003	$985,904	$1,538,677	$19,041	$(3,599)	$2,540,023
Comprehensive income:
Net income		405,987			405,987
Other comprehensive loss, net of tax:
Net realized and unrealized holding losses on on investments and retained interests			(3,622)
Foreign currency translation			803
Reclassification for net realized gains on investments recorded in operations			(1,422)
Net unrealized losses on derivative instruments			(20,209)
Minimum pension liability			(2,523)

Other comprehensive loss			(26,973)		(26,973)

Total comprehensive income					379,014
Stock redeemed and retired	(104,881)				(104,881)
Net stock options exercised	91,042				91,042
Cash dividends – common, $1.26 per share		(114,600)			(114,600)
Change in deferred compensation				(619)	(619)

Balance, December 31, 2004	$972,065	$1,830,064	$(7,932)	$(4,218)	$2,789,979

Total comprehensive income for the three months ended December 31, 2005 and 2004 was $97,152 and $87,809, respectively.

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 17

Nonperforming Assets

(Unaudited)

(In thousands)	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004
Nonaccrual loans	$68,717	$67,248	$61,871	$65,199	$71,763
Restructured loans	380	677	739	624	646
Other real estate owned	19,966	15,176	11,070	10,266	11,877

Total	$89,063	$83,101	$73,680	$76,089	$84,286

% of net loans and leases* and other real estate owned	0.30%	0.35%	0.31%	0.33%	0.37%

Accruing loans past due 90 days or more	$17,153	$15,836	$13,183	$20,160	$16,375

% of net loans and leases*	0.06%	0.07%	0.06%	0.09%	0.07%

*Includes loans held for sale.

Allowances for Credit Losses
(Unaudited)
	Three Months Ended
(In thousands)	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004
Allowance for Loan Losses
Balance at beginning of period	$287,237	$281,428	$273,906	$271,117	$269,413
Allowance of company acquired	49,217	–	–	–	–
Add:
Provision for losses	10,116	12,107	11,417	9,383	13,159
Deduct:
Loan and lease charge-offs	(12,168)	(10,883)	(8,633)	(11,085)	(20,024)
Recoveries	3,997	4,585	4,738	4,491	8,569

Net loan and lease charge-offs	(8,171)	(6,298)	(3,895)	(6,594)	(11,455)

Balance at end of period	$338,399	$287,237	$281,428	$273,906	$271,117

Ratio of allowance for loan losses to net loans and leases outstanding at period end	1.12%	1.20%	1.18%	1.19%	1.20%
Ratio of allowance for loan losses to nonperforming loans at period end	489.74%	422.87%	449.49%	416.13%	374.42%

Allowance for Unfunded Lending Commitments
Balance at beginning of period	$15,830	$15,395	$14,353	$12,682	$12,030
Allowance of company acquired	2,013	–	–	–	–
Provision charged against earnings	277	435	1,042	1,671	652

Balance at end of period	$18,120	$15,830	$15,395	$14,353	$12,682

Total Allowances for Credit Losses
Allowance for loan losses	$338,399	$287,237	$281,428	$273,906	$271,117
Allowance for unfunded lending commitments	18,120	15,830	15,395	14,353	12,682

Total allowances for credit losses	$356,519	$303,067	$296,823	$288,259	$283,799

Ratio of total allowances for credit losses to net loans and leases outstanding at period end	1.18%	1.27%	1.25%	1.26%	1.25%

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 18

Sold Loans Being Serviced (Unaudited)

	Three Months Ended
(In thousands)	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004
Balance at beginning of period	$3,561,818	$2,910,182	$2,995,630	$3,065,909	$3,152,924
New loans sold	100,273	880,808	120,091	98,772	83,175
Payments and other reductions	(279,488)	(229,172)	(205,539)	(169,051)	(170,190)

Balance at end of period	$3,382,603	$3,561,818	$2,910,182	$2,995,630	$3,065,909

Loan Balances By Portfolio Type (Unaudited)

(In millions)	December 31, 2005 (1)	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004
Loans held for sale	$165	$213	$207	$197	$197

Commercial lending:
Commercial and industrial	4,990	4,885	4,760	4,604	4,643
Leasing	373	359	361	359	370
Owner occupied	4,451	4,063	4,341	4,036	3,790

Total commercial lending	9,814	9,307	9,462	8,999	8,803

Commercial real estate:
Construction	4,635	4,435	4,074	3,779	3,536
Term	4,205	4,051	4,118	4,032	3,998

Total commercial real estate	8,840	8,486	8,192	7,811	7,534

Consumer:
Home equity credit line	1,099	1,041	1,134	1,099	1,104
1-4 family residential	4,150	4,229	4,156	4,155	4,234
Bankcard and other revolving plans	192	194	208	211	225
Other	434	437	468	490	532

Total consumer	5,875	5,901	5,966	5,955	6,095

Foreign loans	4	5	5	5	5

Other receivables	150	125	93	103	98

Total loans	$24,848	$24,037	$23,925	$23,070	$22,732

(1)	Excludes $5,404 million of Amegy gross loans as of December 31, 2005, for which loan detail in these categories is not yet available.

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 19

CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES

(Unaudited)

	Three Months Ended December 31, 2005			Three Months Ended December 31, 2004
(In thousands)	Average Balance	Amount of Interest (1)	Average Rate	Average Balance	Amount of Interest (1)	Average Rate
ASSETS
Money market investments	$1,353,731	$13,280	3.89%	$1,125,352	$4,826	1.71%
Securities:
Held to maturity	635,567	11,017	6.88%	636,886	10,931	6.83%
Available for sale	4,325,232	58,472	5.36%	4,003,565	47,130	4.68%
Trading account	391,294	4,038	4.09%	615,173	6,388	4.13%

Total securities	5,352,093	73,527	5.45%	5,255,624	64,449	4.88%

Loans:
Loans held for sale	245,826	3,131	5.05%	165,377	1,443	3.47%
Net loans and leases (2)	25,737,047	463,961	7.15%	21,701,384	338,767	6.21%

Total loans and leases	25,982,873	467,092	7.13%	21,866,761	340,210	6.19%

Total interest-earning assets	32,688,697	553,899	6.72%	28,247,737	409,485	5.77%

Cash and due from banks	1,270,102			1,099,638
Allowance for loan losses	(304,802)			(271,965)
Goodwill	1,060,381			642,646
Core deposit and other intangibles	101,593			58,956
Other assets	1,964,748			1,724,466

Total assets	$36,780,719			$31,501,478

LIABILITIES
Interest-bearing deposits:
Savings and NOW	$4,418,715	11,170	1.00%	$4,274,329	6,288	0.59%
Money market	9,844,688	59,923	2.41%	9,023,226	28,913	1.27%
Time under $100,000	1,699,425	13,335	3.11%	1,397,896	7,329	2.09%
Time $100,000 and over	2,137,986	18,880	3.50%	1,273,926	8,236	2.57%
Foreign	1,221,988	11,525	3.74%	397,344	1,787	1.79%

Total interest-bearing deposits	19,322,802	114,833	2.36%	16,366,721	52,553	1.28%

Borrowed funds:
Securities sold, not yet purchased	377,368	3,742	3.93%	523,512	5,014	3.81%
Federal funds purchased and security repurchase agreements	2,283,851	18,796	3.27%	2,480,174	10,869	1.74%
Commercial paper	146,332	1,535	4.16%	185,059	971	2.09%
FHLB advances and other borrowings:
One year or less	9,610	82	3.39%	10,538	48	1.81%
Over one year	229,069	2,907	5.03%	228,417	2,912	5.07%
Long-term debt	2,057,797	31,688	6.11%	1,692,124	22,560	5.30%

Total borrowed funds	5,104,027	58,750	4.57%	5,119,824	42,374	3.29%

Total interest-bearing liabilities	24,426,829	173,583	2.82%	21,486,545	94,927	1.76%

Noninterest-bearing deposits	8,282,507			6,778,223
Other liabilities	615,699			453,457

Total liabilities	33,325,035			28,718,225
Minority interest	27,079			23,176
Total shareholders’ equity	3,428,605			2,760,077

Total liabilities and shareholders’ equity	$36,780,719			$31,501,478

Spread on average interest-bearing funds			3.90%			4.01%
Taxable-equivalent net interest income and net yield on interest-earning assets		$380,316	4.62%		$314,558	4.43%

(1)	Taxable-equivalent rates used where applicable.
(2)	Net of unearned income and fees, net of related costs. Loans include nonaccrual and restructured loans.

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 20

CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES

(Unaudited)

	Year Ended December 31, 2005			Year Ended December 31, 2004
(In thousands)	Average Balance	Amount of Interest (1)	Average Rate	Average Balance	Amount of Interest (1)	Average Rate
ASSETS
Money market investments	$988,323	$31,682	3.21%	$1,463,111	$16,355	1.12%
Securities:
Held to maturity	638,950	44,262	6.93%	499,898	34,301	6.86%
Available for sale	4,021,478	207,676	5.16%	3,968,043	174,563	4.40%
Trading account	496,906	19,870	4.00%	732,365	29,615	4.04%

Total securities	5,157,334	271,808	5.27%	5,200,306	238,479	4.59%

Loans:
Loans held for sale	204,523	9,814	4.80%	159,444	5,038	3.16%
Net loans and leases (2)	23,804,106	1,617,952	6.80%	20,886,928	1,252,847	6.00%

Total loans and leases	24,008,629	1,627,766	6.78%	21,046,372	1,257,885	5.98%

Total interest-earning assets	30,154,286	1,931,256	6.40%	27,709,789	1,512,719	5.46%

Cash and due from banks	1,122,747			1,025,536
Allowance for loan losses	(285,285)			(271,828)
Goodwill	746,072			647,965
Core deposit and other intangibles	65,969			64,695
Other assets	1,798,915			1,759,991

Total assets	$33,602,704			$30,936,148

LIABILITIES
Interest-bearing deposits:
Savings and NOW	$4,346,572	36,668	0.84%	$4,245,026	24,430	0.58%
Money market	9,131,214	183,936	2.01%	8,572,016	96,759	1.13%
Time under $100,000	1,523,251	41,733	2.74%	1,436,631	27,524	1.92%
Time $100,000 and over	1,712,492	54,660	3.19%	1,243,890	29,251	2.35%
Foreign	737,282	23,327	3.16%	337,695	4,402	1.30%

Total interest-bearing deposits	17,450,811	340,324	1.95%	15,835,258	182,366	1.15%

Borrowed funds:
Securities sold, not yet purchased	474,428	17,645	3.72%	625,273	24,166	3.86%
Federal funds purchased and security repurchase agreements	2,307,041	63,579	2.76%	2,682,326	32,244	1.20%
Commercial paper	148,804	5,006	3.36%	200,406	3,028	1.51%
FHLB advances and other borrowings:
One year or less	204,262	5,919	2.90%	251,679	2,873	1.14%
Over one year	227,760	11,494	5.05%	229,855	11,670	5.08%
Long-term debt	1,786,177	104,939	5.88%	1,659,223	74,295	4.48%

Total borrowed funds	5,148,472	208,582	4.05%	5,648,762	148,276	2.62%

Total interest-bearing liabilities	22,599,283	548,906	2.43%	21,484,020	330,642	1.54%

Noninterest-bearing deposits	7,417,109			6,269,110
Other liabilities	533,211			501,398

Total liabilities	30,549,603			28,254,528
Minority interest	25,726			22,637
Total shareholders’ equity	3,027,375			2,658,983

Total liabilities and shareholders’ equity	$33,602,704			$30,936,148

Spread on average interest-bearing funds			3.97%			3.92%
Taxable-equivalent net interest income and net yield on interest-earning assets		$1,382,350	4.58%		$1,182,077	4.27%

(1)	Taxable-equivalent rates used where applicable.
(2)	Net of unearned income and fees, net of related costs. Loans include nonaccrual and restructured loans.

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